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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 1997

                           STERLING BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


            Texas                      0-20750                  74-2175590
(State or other jurisdiction   (Commission File Number)       (IRS employer
      of incorporation)                                   identification number)



                 15000 Northwest Freeway, Houston, Texas 77040
                   (Address of  principal executive offices)

       Registrant's telephone number, including area code: (713) 466-8300

                                      N/A
         (Former name or former address, if changed since last report)

Item 5.              OTHER EVENTS

                     On March 18, 1997, Sterling Bancshares, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") to acquire First Houston Bancshares, Inc. ("First Houston") and its wholly-owned subsidiary, Houston National Bank, in a stock-for-stock merger (the "Merger"). At December 31, 1996, First Houston had total assets of approximately $132 million and total deposits of approximately $123 million. Houston National Bank operates one banking office in central Houston. The Merger Agreement, which is subject to approval of First Houston's shareholders and various banking regulatory authorities, provides that the Company will issue approximately 1.72 million shares of the Company's common stock to the shareholders of First Houston in exchange for all of the shares of stock of First Houston, or 0.707 shares of the Company's common stock for each share of First Houston common stock. The final purchase price is subject to certain closing adjustments. The transaction is expected to be accounted for as a pooling of interests. Additional information regarding the proposed Merger is included in Exhibits 2.1 and 99.1 of this Report.
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Item 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                     EXHIBITS

                     (a)      Financial Statements of Businesses Acquired.

                              Attached as Exhibit 99.2 are the Consolidated Financial Statements of First Houston and its subsidiaries for the years ended December 31, 1996 and 1995 and the report of First Houston's independent auditors with respect thereto. Such Consolidated Financial Statements have been prepared and furnished by First Houston and the Company does not assume and expressly disclaims any responsibility for such financial statements or the accuracy or completeness of any information contained therein.

                     (b)      Pro Forma Financial Information.

                              Attached as Exhibit 99.3 are selected
                              consolidated financial data for the Company for the last five fiscal years which should be read in conjunction with the financial information included in the Company's 1996 Annual Report on Form 10-K for the year ended December 31, 1996, which is incorporated herein by reference.

                              Attached as Exhibit 99.4 are selected pro forma consolidated financial data which combine certain consolidated financial information of the Company and First Houston as if the Merger had occurred on January 1, 1994.

                              Attached as Exhibit 99.5 are pro forma
                              consolidated financial statements which combine the historical financial statements of the Company and First Houston as if the Merger had occurred on January 1, 1996, after giving effect to the pro forma adjustments described in the accompanying notes.

                              The pro forma selected financial information and the pro forma consolidated financial statements included as Exhibits 99.4 and 99.5, respectively, are not necessarily indicative of the consolidated financial position or results of future operations of the combined entity or of the actual results that would have been achieved had the Merger been consummated prior to the periods indicated. Moreover, the pro forma selected consolidated financial information and pro forma consolidated financial statements have been prepared in reliance upon certain information prepared and furnished by First Houston and the Company does not assume and expressly disclaims any responsibility for the accuracy or completeness of any information relating to First Houston.

                     (c)      Exhibits:

                              Exhibit No.                   Description
                              -----------                   -----------
                              2.1                           Agreement and Plan of Merger dated as of March 18, 1997, by and among Sterling Bancshares, Inc., SBI Acquisition Corp., and First Houston Bancshares, Inc.

                              99.1                          Press Release dated March 18, 1997




                                      2
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
    Exhibit No.                   Description
    -----------                   -----------
    99.2                          Consolidated Financial Statements of First Houston and its
                                  subsidiaries for the years ended December 31, 1996 and 1995 and the report of First Houston's independent auditors with respect thereto

    99.3                          Selected consolidated financial data for the Company for the last five fiscal years

    99.4                          Selected pro forma financial data which combines certain
                                  consolidated financial information of the Company and First
                                  Houston as if the Merger had occurred on January 1, 1994

    99.5                          Pro forma consolidated financial statements which combine the historical consolidated financial statements of the Company and First Houston as if the Merger had occurred on January 1, 1996 after giving effect to the pro forma adjustments described in the accompanying notes


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  STERLING BANCSHARES, INC.


Dated: April 3, 1997                              By: /s/ George Martinez
                                                      --------------------------
                                                      George Martinez, Chairman




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                              INDEX TO EXHIBITS


     Exhibit No.                   Description
     -----------                   -----------
     2.1                           Agreement and Plan of Merger dated as of March 18, 1997, by and among Sterling Bancshares, Inc., SBI Acquisition Corp., and First Houston Bancshares, Inc.

     99.1                          Press Release dated March 18, 1997.

     99.2                          Consolidated Financial Statements of First Houston and its
                                   subsidiaries for the years ended December 31, 1996 and 1995 and the report of First Houston's independent auditors with respect thereto

     99.3                          Selected consolidated financial data for the Company for the last five fiscal years

     99.4                          Selected pro forma financial data which combines certain
                                   consolidated financial information of the Company and First
                                   Houston as if the Merger had occurred on January 1, 1994

     99.5                          Pro forma consolidated financial statements which combine the historical consolidated financial statements of the Company and First Houston as if the Merger had occurred on January
                                   1, 1996, after giving effect to the pro forma adjustments
                                   described in the accompanying notes